                      Consent of Deloitte and Touche LLP
                                                                EXHIBIT 23.03

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Keebler Foods Company ("Keebler") on Form S-8 of our report dated May 16, 1996 on our audit of the financial statements of Sunshine Biscuits, Inc. included in the Prospectus of Keebler which is incorporated by reference herein and the reference to us under the heading "Experts" in such Prospectus.

/s/ Deloitte & Touche LLP

Parsippany, New Jersey
February 13, 1998